As filed with the Securities and Exchange Commission on February 25, 2021

Securities Act File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

FIDUS INVESTMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

1603 Orrington Avenue, Suite 1005

Evanston, Illinois 60201

(Address of Principal Executive Offices)

(847) 859-3940

(Registrant’s Telephone Number, Including Area Code)

Edward H. Ross

Chief Executive Officer

1603 Orrington Avenue, Suite 1005

Evanston, Illinois 60201

(Name and Address of Agent for Service)

COPIES TO:

Steven B. Boehm, Esq.

Payam Siadatpour, Esq.

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, D.C. 20001-3980

(202) 383-0100

Approximate Date of Commencement of Proposed Public Offering: From time to time after the effective date of the Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _______.

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:_______.

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:_______.

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Stock, par value $0.001 per share(3)
Preferred Stock(3)
Subscription Rights(3)
Debt Securities(4)
Warrants(5)
Total			$300,000,000(6)	$28,066

(1)

Estimated solely for the purpose of calculating the registration fee. Pursuant to Rule 457(o) of the rules and regulations under the Securities Act of 1933, as amended (the “Securities Act”), which permits the registration fee to be calculated on the basis of the maximum offering price of all the securities listed, the table does not specify by each class information as to the amount to be registered, proposed maximum offering price per unit or proposed maximum aggregate offering price.

(2)

Pursuant to Rule 415(a)(6) under the Securities Act, the Registrant is carrying forward to this Registration Statement $42,750,000 in aggregate offering price of unsold securities that the Registrant previously registered on its registration statement on Form N-2 (File No. 333-223350) (the “Prior Registration Statement”), which was initially filed by the Registrant on March 1, 2018. Pursuant to Rule 415(a)(6) under the Securities Act, the filing fee previously paid with respect to such unsold securities will continue to be applied to such unsold securities. The amount of the registration fee in the “Calculation of Registration Fee Under the Securities Act of 1933” table relates to the additional $257,250,000 in aggregate offering price of securities being registered hereunder. As a result, a filing fee of $28,066 is being paid herewith. If the Registrant sells any of such unsold securities pursuant to the Prior Registration Statement after the date of the initial filing and prior to the date of effectiveness of this Registration Statement, the Registrant will file a pre-effective amendment to this Registration Statement which will reduce the number of such unsold securities included on this Registration Statement. Pursuant to Rule 415(a)(6) under the Securities Act, the offering of unsold securities under the Prior Registration Statement will be deemed terminated as of the date of effectiveness of this Registration Statement.

(3)	Subject to Note 6 below, there is being registered hereunder an indeterminate principal amount of common stock, preferred stock, or subscription rights, from time to time.
(4)

Subject to Note 6 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $300,000,000.

(5)

Subject to Note 6 below, there is being registered hereunder an indeterminate principal amount of warrants as may be sold, from time to time, representing rights to purchase common stock, preferred stock or debt securities.

(6)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this Registration Statement exceed $300,000,000.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject To Completion, Dated February 25, 2021

PROSPECTUS

$300,000,000

Common Stock

Preferred Stock

Subscription Rights

Debt Securities

Warrants

We may offer, from time to time, in one or more offerings or series, together or separately, up to $300,000,000 of our common stock, preferred stock, subscription rights, debt securities, or warrants representing rights to purchase shares of our common stock, preferred stock, or debt securities, which we refer to collectively as the “securities.” We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

We may offer shares of common stock at a discount to net asset value per share in certain circumstances. On June 4, 2020, our common stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 4, 2021 or the date of our 2021 Annual Meeting of Stockholders. We expect to present to our stockholders a similar proposal at our 2021 Annual Meeting of Stockholders. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See “Risk Factors” in Part I, Item 1A in our most recent Annual Report on Form 10-K and in Part II, Item 1A of our most recent Quarterly Report on Form 10-Q for more information.

Our stockholders specified that the cumulative number of shares sold in each offering during the one-year period ending on the earlier of June 4, 2021 or the date of our 2021 Annual Meeting of Stockholders may not exceed 25.0% of our outstanding common stock immediately prior to such sale. In addition, we cannot issue shares of our common stock below net asset value unless our board of directors determines that it would be in our and our stockholders’ best interests to do so. Shares of closed-end investment companies such as us frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our common stock.

We provide customized debt and equity financing solutions to lower middle-market companies, which we define as U.S. based companies having revenues between $10.0 million and $150.0 million. We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to provide attractive risk-adjusted returns by generating both current income from our debt investments and capital appreciation from our equity related investments. Our investment strategy includes partnering with business owners, management teams and financial sponsors by providing customized financing for ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We seek to maintain a diversified portfolio of investments in order to help mitigate the potential effects of adverse economic events related to particular companies, regions or industries.

We generally invest in securities that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have speculative characteristics with respect to our capacity to pay interest and repay principal. See “Risk Factors” in Part I, Item 1A in our most recent Annual Report on Form 10-K and in Part II, Item 1A of our most recent Quarterly Report on Form 10-Q for more information.

Our common stock is listed on the Nasdaq Global Select Market under the symbol “FDUS.” On February 23, 2021, the last reported sale price of our common stock on the Nasdaq Global Select Market was $14.40 per share.

Fidus Investment Advisors, LLC serves as our investment advisor and as our administrator.

This prospectus describes some of the general terms that may apply to an offering of our securities. We will provide the specific terms of these offerings and securities in one or more supplements to this prospectus. We may also authorize one or more free writing prospectuses to be provided to you in connection with these offerings. The prospectus supplement and any related free writing prospectus may also add, update, or change information contained in this prospectus. You should carefully read this prospectus, the applicable prospectus supplement, and any related free writing prospectus, and the documents incorporated by reference, before buying any of the securities being offered. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission, which is available free of charge upon written or oral request by contacting us by mail at 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201, Attention: Investor Relations, by accessing our website at http://www.fdus.com, by calling us collect at (847) 859-3940 or by sending an e-mail to us at investorrelations@fdus.com. The Securities and Exchange Commission also maintains a website at http://www.sec.gov that contains such information, including the documents incorporated by reference into this prospectus. Information contained on our website is not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider that information to be part of this prospectus or any supplements to this prospectus. The contact information provided above may be used by you to make investor inquiries. This prospectus should be retained for future reference.

An investment in our securities is very risky and highly speculative. Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 10 of this prospectus, in Part I, Item 1A of our most recent Annual Report on Form 10-K, in Part II, Item 1A of our most recent Quarterly Report on Form 10-Q and in, or incorporated by reference into, the applicable prospectus supplement and in any free writing prospectuses we may authorize for use in connection with a specific offering, and under similar headings in the other documents that are incorporated by reference into this prospectus, to read about factors you should consider, including the risk of leverage, before investing in our securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is                , 2021

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process. Under this shelf registration statement, we may offer, from time to time, in one or more offerings, up to $300,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering. Our securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of our securities and the offerings thereof that we may make pursuant to this prospectus. Each time we use this prospectus to offer our securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to such offerings. In a prospectus supplement or free writing prospectus, we may also add, update or change any of the information contained in this prospectus or in the documents we have incorporated by reference into this prospectus. This prospectus, together with the applicable prospectus supplement, any related free writing prospectus, and the documents incorporated by reference into this prospectus and the applicable prospectus supplement, will include all material information relating to the applicable offering. Before buying any of the securities being offered, you should carefully read both this prospectus and the applicable prospectus supplement and any related free writing prospectus, together with any exhibits and the additional information described in the sections titled “Available Information,” “Incorporation of Certain Information by Reference,” “Summary” and “Risk Factors” in this prospectus.

This prospectus may contain estimates and information concerning our industry, including market size and growth rates of the markets in which we participate, that are based on industry publications and reports. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and reports. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the section titled “Risk Factors” in this prospectus, in Part I, Item 1A our most recent Annual Report on Form 10-K and in Part II, Item 1A of our most recent Quarterly Report on Form 10-Q, that could cause results to differ materially from those expressed in these publications and reports.

This prospectus includes summaries of certain provisions contained in some of the documents described in this prospectus, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed, will be filed, or will be incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described in the section titled “Available Information” in this prospectus.

You should rely only on the information included or incorporated by reference in this prospectus, any prospectus supplement or in any free writing prospectus prepared by or on behalf of us or to which we have referred you. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus or in any free writing prospectus prepared by or on behalf of us or to which we have referred you. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus, any applicable prospectus supplement and any free writing prospectus prepared by or on behalf of us or to which we have referred you do not constitute an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. You should not assume that the information included or incorporated by reference in this prospectus or any prospectus supplement or in any such free writing prospectus is accurate as of any date other than their respective dates.

PROSPECTUS SUMMARY

The following summary contains basic information about offerings pursuant to this prospectus. It may not contain all the information that is important to you. For a more complete understanding of offerings pursuant to this prospectus, we encourage you to read this entire prospectus and the documents to which we have referred in this prospectus, together with any accompanying prospectus supplements or free writing prospectuses, including the risks set forth under the caption “Risk Factors” in Part I, Item 1A of our most recent Annual Report on Form 10-K, in Part II, Item 1A of our most recent Quarterly Report on Form 10-Q, in this prospectus, the applicable prospectus supplement and any related free writing prospectus, and under similar headings in any other documents that are incorporated by reference into this prospectus and the applicable prospectus supplement, and the information set forth under the caption “Available Information” in this prospectus.

Fidus Investment Corporation (“FIC”), a Maryland Corporation, operates as an externally managed business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). FIC completed its initial public offering, or IPO, in June 2011. In addition, FIC has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As of December 31, 2020, our shares were listed on the NASDAQ Global Select Market under the symbol “FDUS.”

FIC may make investments directly or through its two wholly-owned investment company subsidiaries, Fidus Mezzanine Capital II, L.P. (“Fund II”) and Fidus Mezzanine Capital III, L.P. (“Fund III”)(collectively Fund II and Fund III are referred to as the “Funds”). Fidus Investment GP, LLC, the general partner of the Funds, is also a wholly owned subsidiary of FIC. The Funds are licensed by the U.S. Small Business Administration (the “SBA”) as small business investment companies (“SBICs”). The Funds utilize the proceeds of the issuance of SBA-guaranteed debentures to enhance returns to our stockholders. We believe that utilizing both FIC and the Funds as investment vehicles provides us with access to a broader array of investment opportunities. Given our access to lower cost capital through the SBA’s SBIC debenture program, we expect that we will continue to make investments through the Funds until the Funds reach their borrowing limit under the program. For three or more SBICs under common control, the maximum amount of outstanding SBA debentures cannot exceed $350.0 million.

Unless otherwise noted in this prospectus, the terms “we,” “us,” “our,” the “Company,” “Fidus” and “FIC” refer to Fidus Investment Corporation and its consolidated subsidiaries.

As used in this prospectus, the term “our investment advisor” refers to Fidus Investment Advisors, LLC.

Fidus Investment Corporation

We provide customized debt and equity financing solutions to lower middle-market companies, which we define as U.S. based companies having revenues between $10.0 million and $150.0 million. Our investment objective is to provide attractive risk-adjusted returns by generating both current income from our debt investments and capital appreciation from our equity related investments. Our investment strategy includes partnering with business owners, management teams and financial sponsors by providing customized financing for ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We seek to maintain a diversified portfolio of investments in order to help mitigate the potential effects of adverse economic events related to particular companies, regions or industries.

We invest in companies that possess some or all of the following attributes: predictable revenues; positive cash flows; defensible and/or leading market positions; diversified customer and supplier bases; and proven management teams with strong operating discipline. We target companies in the lower middle-market with annual earnings, before interest, taxes, depreciation and amortization, or EBITDA, between $5.0 million and $30.0 million; however, we may from time to time opportunistically make investments in larger or smaller companies. Our investments typically range between $5.0 million and $35.0 million per portfolio company.

As of December 31, 2020, we had debt and equity investments in 69 portfolio companies with an aggregate fair value of $742.9 million. The weighted average yield on our debt investments as of December 31, 2020 was 12.2%. The weighted average yield of our debt investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of all of our fees and expenses. The weighted average yield was computed using the effective interest rates as of December 31, 2020, including accretion of original issue discount (“OID”) and loan origination fees, but excluding investments on non-accrual status, if any. There can be no assurance that the weighted average yield will remain at its current level.

See “Business” in Part I, Item 1 in our most recent Annual Report on Form 10-K for additional information about us.

Risk Associated with Our Business

Our business is subject to numerous risks, as described in the section titled “Risk Factors” in the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering, and under similar headings in the documents that are incorporated by reference into this prospectus, including the section titled “Risk Factors” included in our most recent Annual Report on Form 10-K, in our most recent Quarterly Report on Form 10-Q, as well as in any of our subsequent SEC filings.

Corporate Information

Our principal executive offices are located at 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201, and our telephone number is (847) 859-3940. Our corporate website is located at http://www.fdus.com. Information contained on our website is not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider that information to be part of this prospectus or any supplements to this prospectus.

THE OFFERING

We may offer, from time to time, up to $300,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock, debt securities, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on terms to be determined at the time of each offering and set forth in one or more supplements to this prospectus. Our securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus and any related free writing prospectus.

We may sell or otherwise issue shares of common stock at a discount to net asset value per share at prices approximating market value less selling expenses upon approval, in certain circumstances, of our board of directors, including a majority of our directors that are not “interested persons” of the Company, as defined in the 1940 Act. On June 4, 2020, our stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ended on the earlier of June 4, 2021 or the date of our 2021 Annual Meeting of Stockholders. We expect to present to our stockholders a similar proposal at our 2021 Annual Meeting of Stockholders. Sales or other issuances of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. See “Sales of Common Stock Below Net Asset Value” in this prospectus and in any accompanying prospectus supplement, if applicable.

Our stockholders did not specify a maximum discount below net asset value at which we are able to sell or otherwise issue our common stock; however, we do not intend to sell or otherwise issue shares of our common stock below net asset value unless our board of directors determines that it would be in our stockholders’ best interest to do so. The level of net asset value dilution that could result from such an offering is not limited.

Our securities may be offered directly to one or more purchasers, including to existing stockholders in a rights offering, by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering and any free writing prospectus will disclose the terms of such offering, including the name or names of any agents or underwriters involved in the sale of our securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution” in this prospectus. We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of our securities.

The Nasdaq Global Select Market Symbol	“FDUS”

Use of Proceeds	We intend to use the net proceeds from selling our securities to make investments in lower middle-market companies in accordance with our investment objective and strategies and for working capital and general corporate purposes. See “Use of Proceeds.”

Dividends and Distributions

We pay quarterly distributions to our stockholders out of assets legally available for distribution. Our distributions, if any, will be determined by our board of directors. Our ability to declare distributions depends on our earnings, our overall financial condition (including our liquidity position), qualification for or maintenance of our RIC status and such other factors as our board of directors may deem relevant from time to time.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for U.S. federal income tax purposes. In the future, our distributions may include a return of capital.

Dividend Reinvestment Plan	We have adopted a dividend reinvestment plan for our common stockholders, which is an “opt out” dividend reinvestment plan. Under this plan, if we declare a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. If a stockholder opts out, that stockholder will receive cash distributions. Stockholders who receive distributions in the form of shares of common stock generally are subject to the same U.S. federal income tax consequences as stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. See “Dividend Reinvestment Plan.”

Taxation	We have elected to be treated as a RIC for U.S. federal income tax purposes. Accordingly, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders. To maintain our tax treatment as a RIC and the associated tax benefits, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our realized net ordinary income and realized net short-term capital gains, if any, in excess of our net long-term capital losses. See “Price Range of Common Stock and Distributions” and “Material U.S. Federal Income Tax Considerations.”

Effective Trading at a Discount	Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. See “Risk Factors.”

Sales of Common Stock Below Net Asset Value	Generally, the offering price per share of our common stock, exclusive of any underwriting commissions or discounts, may not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our board of directors, or (3) under such circumstances as the SEC may permit. On June 4,

2020, our common stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 4, 2021 or our 2021 Annual Meeting of Stockholders. We expect to present to our stockholders a similar proposal at our 2021 Annual Meeting of Stockholders. Sales or other issuances by us of our common stock at a discount from our net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. See “Sales of Common Stock Below Net Asset Value” in this prospectus and in the prospectus supplement, if applicable.

Leverage

We borrow funds to make additional investments. We use this practice, which is known as “leverage,” to attempt to increase returns to our stockholders, but it involves significant risks. See “Risk Factors,” “Senior Securities,” and “Regulation” below. We are currently allowed to borrow amounts such that our asset coverage, as calculated pursuant to the 1940 Act, equals at least 150% after such borrowing (i.e., we are able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us). See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part 2, Item 7 our most recent Annual Report on Form 10-K.

The amount of leverage that we employ at any particular time will depend on our investment advisor’s investment committee’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. In addition, the SBA regulations currently limit the amount that is available to be borrowed by any SBIC and guaranteed by the SBA to 300.0% of an SBIC’s regulatory capital or $175.0 million, whichever is less. For three or more SBICs under common control, the maximum amount of outstanding SBA debentures cannot exceed $350.0 million.

For more information, see “Risk Factors” in Part I, Item 1A of our most recent Annual Report on Form 10-K and “Business—Regulation” in Part I, Item 1 in our most recent Annual Report on Form 10-K.

Available Information	We have filed with the SEC a registration statement on Form N-2, of which this prospectus is a part, under the Securities Act. This registration statement contains additional information about us and the securities being offered by this prospectus. We are also required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available on the SEC’s website at http://www.sec.gov.

We maintain a website at www.fdus.com and make all of our periodic and current reports, proxy statements and other information available, free of charge, on or through our website. Information contained on our website is not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider that information to be part of this prospectus or any supplements to this prospectus. You may also obtain such information free of charge by contacting us by mail at 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201, Attention: Investor Relations, by calling us collect at (847) 859-3940 or by sending an e-mail to us at investorrelations@fdus.com.

Incorporation of Certain Information by Reference	This prospectus is part of a registration statement that we have filed with the SEC. In accordance with the Small Business Credit Availability Act (“SBCAA”), we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that information. Any reports filed by us with the SEC subsequent to the date of this prospectus until we have sold all of the securities offered by this prospectus or the offering is otherwise terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus. See “Incorporation of Certain Information by Reference” in this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in an offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us,” “the Company” or “Fidus,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us, however, your responsibility for such fees or expenses is limited to your investment in Fidus. The fee table and example below include all fees and expenses of our consolidated subsidiaries.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	—	(1)
Offering expenses borne by us (as a percentage of offering price)	—	(2)
Dividend reinvestment plan expenses	—	(3)
Total stockholder transaction expenses paid by us (as a percentage of offering price)	—	(4)

Annual Expenses (as a percentage of net assets attributable to common stock)(5):
Base management fee payable under Investment Advisory Agreement	3.29%	(6)
Incentive fees, net of income incentive fee waiver, payable under Investment Advisory Agreement	2.17%	(7)
Interest payments on borrowed funds	5.76%	(8)
Other expenses	1.31%	(9)

Total annual expenses	12.53%	(10)

(1)	In the event that securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	In the event that we conduct an offering of any of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses because they will be ultimately borne by us.

(3)	The expenses of administering our dividend reinvestment plan are included in other expenses. For additional information, see “Dividend Reinvestment Plan” in this prospectus.

(4)	Total stockholder transaction expenses may include a sales load and will be disclosed in a future prospectus supplement, if any.

(5)

Net assets attributable to common stock equals average net assets, which is calculated as the average of the net assets balances as of each quarter end during the year ended December 31, 2020 and the prior year end.

(6)

Our base management fee is 1.75% of the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts). This item represents actual base management fees incurred for the year ended December 31, 2020. We may from time to time decide it is appropriate to change the terms of the Investment Advisory Agreement. Under the 1940 Act, any material change to our Investment Advisory Agreement must be submitted to stockholders for approval. The 3.29% reflected in the table is calculated on our net assets (rather than our total assets). See “Business—Management and Other Agreements—Investment Advisory Agreement” in Part I, Item 1 in our most recent Annual Report on Form 10-K.

(7)

This item represents actual fees incurred on pre-incentive fee net investment income for the year ended December 31, 2020. As of December 31, 2020, there was no capital gains incentive fee payable in cash.

The incentive fee consists of two parts:

The first, payable quarterly in arrears, equals 20.0% of our pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets, (including interest that is accrued but not yet received in cash), subject to a 2.0% quarterly (8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment advisor receives no incentive fee until our pre-incentive fee net investment income equals the hurdle rate of 2.0% but then receives, as a “catch-up,” 100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment advisor will receive 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply.

The second part, payable annually in arrears, equals 20.0% of our realized capital gains net of realized capital losses and unrealized capital depreciation, if any, on a cumulative basis from inception through the end of the fiscal year (or upon the termination of the Investment Advisory Agreement, as of the termination date), less the aggregate amount of any previously paid capital gain incentive fees. We accrue, but do not pay, a capital gains incentive fee in connection with any net unrealized capital appreciation, as appropriate. For the year ended December 31, 2020, we accrued capital gains incentive fees (reversal) of ($1.7) million in accordance with generally accepted accounting principles.

See “Business—Management and Other Agreements—Investment Advisory Agreement” in Part I, Item 1 in our most recent Annual Report on Form 10-K.

(8)

As of December 31, 2020, we had outstanding SBA debentures of $147.0 million, and unfunded commitments from the SBA to purchase up to an additional of $161.5 million SBA debentures; we had $307.3 million outstanding of our (i) 5.875% Notes due 2023 (the “2023 Notes”); (ii) 6.000% Notes due 2024 (the “February 2024 Notes”); (iii) 5.375% Notes due 2024 (the “November 2024 Notes,” together with the 2023 Notes and the February 2024 Notes, the “Public Notes”); and (iv) 4.75% notes due 2026 (the “2026 Notes,” collectively with the Public Notes, the “Notes”); we had no outstanding borrowings under our senior secured revolving credit agreement with certain lenders party thereto and ING Capital, LLC, as administrative agent, collateral agent, and lender (the “Credit Facility”), which has total commitment of $100.0 million. Interest payments on borrowed funds is based on estimated annual interest and fee expenses on outstanding SBA debentures, Notes and borrowings under the Credit Facility as of December 31, 2020 with a weighted average stated interest rate of 4.680%. We have estimated the annual interest expense on borrowed funds and caution you that our actual interest expense will depend on prevailing interest rates and our rate of borrowing, which may be substantially higher than the estimate provided in this table.

(9)

Other expenses represent our estimated annual operating expenses, as a percentage of net assets attributable to common shares estimated for the current year, including professional fees, directors’ fees, insurance costs, expenses of our dividend reinvestment plan and payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by our administrator. See “Business—Management and Other Agreements—Administration Agreement” in Part I, Item 1 in our most recent Annual Report on Form 10-K. Other expenses exclude interest payments on borrowed funds, and for issuances of debt securities or preferred stock, interest payments on debt securities and distributions with respect to preferred stock. “Other expenses” are based on actual other expenses for the year ended December 31, 2020.

(10)

“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been purchased with borrowed amounts. If the “total annual expenses” percentage were calculated instead as a percentage of average consolidated total assets, our “total annual expenses” would be 6.27% of average consolidated total assets.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we have assumed we would have no additional leverage, that none of our assets are cash or cash equivalents and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are not included in the following example.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$128	$356	$549	$914
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return resulting entirely from net realized capital gains (all of which is subject to our incentive fee on capital gains)	$135	$372	$571	$936

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. Assuming a 5.0% annual return, the incentive fee under the Investment Advisory Agreement would either not be payable or have an insignificant impact on the expense amounts shown above. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, if our board of directors authorizes and we declare a cash dividend, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RISK FACTORS

Investing in our securities involves a high degree of risk. Before deciding whether to invest in our securities, you should carefully consider the risks and uncertainties described in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and discussed in the section titled “Risk Factors” in Part I, Item 1A of our most recent Annual Report on Form 10-K and any subsequent filings we have made with the SEC that are incorporated by reference into this prospectus or any prospectus supplement, together with other information in this prospectus, the documents incorporated by reference in this prospectus or any prospectus supplement, and any free writing prospectus that we may authorize for use in connection with this offering. The risks described in these documents are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business. Past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods. If any of these risks actually occurs, our business, reputation, financial condition, results of operations, revenue, and future prospects could be seriously harmed. This could cause our net asset value and the trading price of our securities to decline, resulting in a loss of all or part of your investment. Please also read carefully the section titled “Special Note Regarding Forward-Looking Statements” in this prospectus.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this report involve risks and uncertainties, including statements as to:

•	our future operating results and the impact of the COVID-19 pandemic thereon;

•	our business prospects and the prospects of our portfolio companies, including our and their ability to achieve our respective objectives as a result of the current COVID-19 pandemic;

•	the impact of investments that we expect to make;

•	pandemics or other serious public health events, such as the recent global outbreak of COVID-19;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest and the impact of the COVID-19 pandemic thereon;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financing and investments;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the impact of increased competition;

•	the ability of our investment advisor to identify suitable investments for us and to monitor and administer our investments and the impacts of the COVID-19 pandemic thereon;

•	the ability of our investment advisor to attract and retain highly talented professionals;

•	our regulatory structure and tax status;

•	our ability to operate as a BDC, a SBIC and a RIC;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies and the impact of the COVID-19 pandemic thereon;

•	the timing, form and amount of any dividend distributions;

•	the impact of fluctuations in interest rates on our business;

•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market; and

•	our ability to recover unrealized losses.

These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•

an economic downturn, including as a result of the current COVID-19 pandemic, could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of value in of some or all of our investments in such portfolio companies;

•	a contraction of available credit and/or an inability to access the equity markets, including as a result of the COVID-19 pandemic, could impair our lending and investment activities;

•	interest rate volatility could adversely affect our results, particularly because we use leverage as part of our investment strategy;

•	currency fluctuations could adversely affect the results of our investments in portfolio companies with foreign operations; and,

•

the risks, uncertainties and other factors we identify in the section titled “Risk Factors” in this prospectus and in Part I, Item 1A of our most recent Annual Report on Form 10-K, in Part II, Item 1A of our most recent Quarterly Report on Form 10-Q, and those discussed in other documents we file with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new debt investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” in Part I, Item 1A of our most recent Annual Report on Form 10-K, in Part II, Item 1A of our most recent Quarterly Report on Form 10-Q, and elsewhere in this prospectus, any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference. You should not place undue reliance on these forward-looking statements, which are based on information available to us as of the applicable date of this prospectus, any applicable prospectus supplement or free writing prospectus, including any documents incorporated by reference, and while we believe such information forms, or will form, a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely on these statements.

USE OF PROCEEDS

Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of our securities to invest in lower middle-market companies in accordance with our investment objective and strategies, to repay the outstanding indebtedness under our Credit Facility and/or our unsecured debt, if any, and for working capital and general corporate purposes. We will also pay operating expenses, including management, incentive and administrative fees, and may pay other expenses, from the net proceeds of any offering. We plan to raise new equity when we have attractive investment opportunities available. Pending such use, we will invest the net proceeds of any offering primarily in short-term securities consistent with our BDC election and our election to be taxed as a RIC. See “Business—Regulation—Temporary Investments” in Part I, Item 1 in our most recent Annual Report on Form 10-K for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

Pending such use, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt instruments that mature in one year or less, or “temporary investments,” as appropriate. These securities may have lower yields than our other investments and accordingly result in lower distributions, if any, by us during such period. See “Business—Regulation—Temporary Investments” in Part I, Item 1 in our most recent Annual Report on Form 10-K. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from the offering, pending full investment, are held in interest bearing deposits or other short-term instruments that produce income at a rate less than our cost of capital.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock began trading on June 21, 2011 on the NASDAQ Global Market under the symbol “FDUS.” Effective January 3, 2012, our common stock was included in the Nasdaq Global Select Market. The following table lists the high and low closing sale price for our common stock, and the closing sale price as a percentage of net asset value, or NAV, and the cash distributions per share that we have declared on our common stock for each fiscal quarter during the last two most recently completed fiscal years.

Period	NAV (1)		High Closing Sales Price	Low Closing Sales Price	Premium / (Discount) of High Sales Price to NAV (2)	Premium / (Discount) of Low Sales Price to NAV (2)	Distributions Per Share (3)
Year ended December 31, 2021 First Quarter (through February 23, 2021)	$	*	$14.40	$12.78	* %	* %	$	*

Year ended December 31, 2020
First Quarter		15.37	15.55	4.72	1.2	(69.3)		0.39
Second Quarter		15.39	11.02	5.36	(28.4)	(65.2)		0.30
Third Quarter		15.94	10.72	8.49	(32.7)	(46.7)		0.30
Fourth Quarter		16.81	14.31	10.00	(14.9)	(40.5)		0.34

Year ended December 31, 2019
First Quarter		16.55	15.68	11.90	(5.3)	(28.1)		0.39
Second Quarter		16.29	16.47	15.33	1.1	(5.9)		0.39
Third Quarter		16.47	16.33	14.49	(0.9)	(12.0)		0.39
Fourth Quarter		16.85	16.06	14.17	(4.7)	(15.9)		0.43

(1)

Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Calculated as the difference between the respective high or low closing sales price and the quarter end net asset value divided by the quarter end net asset value.
(3)

Represents the regular and special, if applicable, distribution declared in the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. See “Dividend Reinvestment Plan.”

On February 23, 2021, the last reported sales price of our common stock was $14.40 per share. As of February 23, 2021, we had approximately 20 stockholders of record.

Shares of BDCs may trade at a market price that is less than the net asset value of those shares. The possibilities that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether any common stock offered pursuant to this prospectus supplement will trade at, above, or below net asset value. As of February 23, 2021, our shares of common stock traded at a discount equal to approximately 14.3% of the net assets attributable to those shares based upon our $16.81 net asset value per share as of December 31, 2020. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

We intend to continue to pay quarterly distributions to our stockholders. Our quarterly distributions, if any, are determined by our board of directors. We have elected to be taxed as a RIC under Subchapter M of the Code. As long as we qualify for tax treatment as a RIC, we will not be taxed on our investment company taxable income or net capital gain, to the extent that such income or gain is distributed, or deemed to be distributed, to stockholders on a timely basis.

There were no deemed distributions during the years 2020, 2019 or 2018.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our tax treatment as a RIC. We cannot assure stockholders that they will receive any distributions at a particular level.

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. Under the terms of our dividend reinvestment plan, dividends will primarily be paid in newly issued shares of common stock. However, we reserve the right to purchase shares in the open market in connection with the implementation of the plan. This feature of the plan means that, under certain circumstances, we may issue shares of our common stock at a price below net asset value per share, which could cause our stockholders to experience dilution.

To maintain our qualification as a RIC, we must, among other things, distribute at least 90.0% of our net ordinary income and our net short-term capital gains in excess of our net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98.0% of our net ordinary income for the calendar year, (2) 98.2% of our capital gain net income for the calendar year and (3) any net ordinary income and capital gain net income for the preceding calendar year that were not distributed during such year and on which we paid no U.S. federal income tax. We may retain for investment some or all of our net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, you will be treated as if you received an actual distribution of the capital gain we retain and then reinvested the net after-tax proceeds in our common stock. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gain deemed distributed to you. Please refer to “Material U.S. Federal Income Tax Considerations” for further information regarding the consequences of our retention of net capital gain. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

We may make distributions that are payable in cash or shares of our common stock at the election of each stockholder. In accordance with Treasury regulations and published guidance issued by the Internal Revenue Service, a publicly offered RIC may treat distributions of its own stock as counting towards its RIC distribution requirements if each stockholder may elect to receive his, her, or its entire distribution in either cash or stock of the RIC. This published guidance applies even if the aggregate amount of cash available to be distributed to all stockholders is no more than 20% of the aggregate declared distribution. Under the published guidance, if too many stockholders elect to receive their distributions in cash, the cash available for distribution must be allocated among the stockholders electing to receive cash (with the balance of the distribution paid in stock). If we decide to make any distributions that are payable in part in shares of our stock, U.S. stockholders receiving such distributions generally will be required to include the full amount of the distribution (whether received in cash, shares of our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits. As a result, a U.S. stockholder may be required to pay tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. federal tax with respect to such distributions, including in respect of all or a portion of such distributions that are payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on such distributions, it may put downward pressure on the trading price of shares of our stock.

Distributions in excess of our current and accumulated profits and earnings would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions will be made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. Each year, a statement on Form 1099-DIV identifying the source of the distribution will be sent to our U.S. stockholders of record. Our board of directors presently intends to declare and pay quarterly dividends. Our ability to pay dividends could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

FINANCIAL HIGHLIGHTS

The following table of financial highlights is intended to help a prospective investor understand the Company’s financial performance for the periods shown. The financial data set forth in the following table as of and for the years ended December 31, 2020 to 2011 are derived from our consolidated financial statements, which have been audited by RSM US LLP, an independent registered public accounting firm whose reports thereon are incorporated by reference in this prospectus, certain documents incorporated by reference in this prospectus or the accompanying prospectus supplement, or our Annual Reports on Form 10-K filed with the SEC, which may be obtained from www.sec.gov or upon request. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in this prospectus, any documents incorporated by reference in this prospectus or the accompanying prospectus supplement, or our Annual Reports on Form 10-K filed with the SEC.

	Years Ended December 31,
	2020	2019	2018	2017	2016
Per share data:
Net asset value at beginning of period	$16.85	$16.47	$16.05	$15.76	$15.17
Net investment income (1)	1.62	1.31	1.43	1.44	1.45
Net realized gain (loss) on investments, net of tax (provision) (1)	(0.06)	(0.05)	(0.45)	0.67	(0.77)
Net unrealized appreciation (depreciation) on investments (1)	(0.27)	0.74	1.05	(0.23)	1.59
Realized losses on extinguishment of debt (1)	(0.01)	(0.02)	(0.01)	(0.01)	-

Total increase from investment operations (1)	1.28	1.98	2.02	1.87	2.27
Capital contributions from partners	-	-	-	-	-
Capital distributions to partners	-	-	-	-	-
Accretive (dilutive) effect of share issuances and repurchases	0.01	-	0.01	0.02	(0.05)
Distributions from net investment income	(1.33)	(1.60)	(1.60)	(1.60)	(1.60)
Distributions from capital gains	-	-	-	-	-
Taxes paid on deemed distributions	-	-	-	-	-
Other (2)	-	-	(0.01)	-	(0.03)

Net asset value at end of period	$16.81	$16.85	$16.47	$16.05	$15.76

Market value at end of period	$13.10	$14.84	$11.69	$15.18	$15.73

Total return based on market value (3)	1.0%	37.6%	(15.8%)	3.2%	23.8%
Total return based on net asset value (7)	7.6%	12.0%	12.6%	11.9%	15.0%
Shares outstanding at end of period	24,437,400	24,463,119	24,463,119	24,507,940	22,446,076
Weighted average shares outstanding during the period	24,442,431	24,463,119	24,471,730	23,527,188	18,283,715
Ratios/Supplemental Data:
Net assets at end of period	$410,760	$412,310	$402,985	$393,273	$353,785
Average net assets (6)	$392,866	$404,284	$398,440	$376,292	$289,453
Total expenses (4)	11.4%	11.0%	10.2%	9.2%	11.5%
Net investment income (5)	10.1%	7.9%	8.8%	9.0%	9.2%
Portfolio turnover ratio (3)	25.8%	17.2%	29.5%	29.5%	29.3%

	Years Ended December 31,
	2015	2014	2013	2012	2011
Per share data:
Net asset value at beginning of period	$15.16	$15.35	$15.32	$14.90	$13.33
Net investment income (1)	1.64	1.62	1.43	1.54	1.22
Net realized gain (loss) on investments, net of tax (provision) (1)	0.58	(1.18)	2.22	0.19	(1.31)
Net unrealized appreciation (depreciation) on investments (1)	(0.62)	0.92	(1.64)	0.18	1.72
Realized losses on extinguishment of debt (1)	-	-	-	-	-

Total increase from investment operations (1)	1.60	1.36	2.01	1.91	1.63
Capital contributions from partners	-	-	-	-	0.74
Capital distributions to partners	-	-	-	-	(0.16)
Accretive (dilutive) effect of share issuances and repurchases	0.02	0.19	0.18	0.03	-
Distributions from net investment income	(1.60)	(0.97)	(1.21)	(1.46)	(0.64)
Distributions from capital gains	-	(0.75)	(0.73)	-	-
Taxes paid on deemed distributions	-	-	(0.21)	-	-
Other (2)	(0.01)	(0.02)	(0.01)	(0.06)	-

Net asset value at end of period	$15.17	$15.16	$15.35	$15.32	$14.90

Market value at end of period	$13.69	$14.85	$21.74	$16.45	$12.97

Total return based on market value (3)	2.4%	(23.8%)	44.0%	38.1%	(9.3%)
Total return based on net asset value (7)	10.6%	8.9%	13.1%	12.8%	12.2%
Shares outstanding at end of period	16,300,732	16,051,037	13,755,232	11,953,847	9,427,021
Weighted average shares outstanding during the period	16,201,449	14,346,438	13,524,368	10,185,627	9,427,021
Ratios/Supplemental Data:
Net assets at end of period	$247,362	$243,263	$211,125	$183,091	$140,482
Average net assets (6)	$245,706	$222,737	$209,136	$157,618	$121,346
Total expenses (4)	11.1%	10.1%	10.6%	11.5%	8.7%
Net investment income (5)	10.8%	10.5%	9.2%	10.0%	8.5%
Portfolio turnover ratio (3)	22.5%	18.9%	44.9%	10.7%	14.0%

(1)	Weighted average per share data.
(2)

Represents the impact of different share amounts used in calculating per share data as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date, or other rounding.

(3)

Total return based on market value equals the change in the market value of the Company’s common stock per share during the period divided by the market value per share at the beginning of the period, and assumes reinvestment of dividends at prices obtained by our dividend reinvestment plan during the period. The return does not reflect any sales load that may be paid by an investor.

(4)

The total expenses to average net assets ratio is calculated using the total expenses, net of income incentive fee waiver caption as presented on the consolidated statements of operations, which includes incentive fee and excludes the income tax provision.

(5)	The net investment income to average net assets ratio is calculated using the net investment income caption as presented on the consolidated statements of operations, which includes incentive fee.
(6)	Average net assets is calculated as the average of the net asset balances as of each quarter end during the fiscal year and the prior year end.
(7)

Total return based on net asset value per share equals the change in net asset value per share during the period, plus dividends paid per share during the period, less other non-operating changes during the period, and divided by beginning net asset value per share for the period. Non-operating changes include any items that affect net asset value per share other than increase from investment operations, such as the effects of share issuances and repurchases and other miscellaneous items.

SELECTED CONSOLIDATED FINANCIAL DATA

The following selected consolidated financial data of FIC and its subsidiaries, including the Funds, as of and for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, is derived from the consolidated financial statements that have been audited by RSM US LLP, an independent registered public accounting firm.

The selected consolidated financial information and other data presented below should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of our most recent Annual Report on Form 10-K and our consolidated financial statements and the related notes thereto and other financial information incorporated by reference in this prospectus.

The selected financial data in this section is not intended to replace the consolidated financial statements and is qualified in its entirety by our consolidated financial statements and related notes incorporated by reference in this prospectus to the consolidated financial statements in our most recent Annual Report on Form 10-K.

Information under “Selected Consolidated Financial Data” in Part II, Item 6 in our most recent subsequently filed Annual Report on Form 10-K is incorporated herein by reference. Such information should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 in such subsequently filed Annual Report on Form 10-K.

	Years Ended December 31,
	2020	2019	2018	2017	2016
	(Dollars in Thousands, Except Per Share Data)
Statement of operations data:
Total investment income	$85,123	$77,106	$76,425	$68,615	$60,229
Interest and financing expenses	19,678	17,072	12,659	9,803	10,594
Base management fee	12,932	12,399	11,365	9,788	8,254
Incentive fee - income	8,952	7,445	9,413	8,913	7,375
Incentive fee - capital gains	(1,684)	3,299	2,938	2,055	2,294
All other expenses	5,158	4,422	4,272	4,069	3,986

Total expenses before income incentive fee waiver	45,036	44,637	40,647	34,628	32,503
Incentive fee waiver - income	(423)	-	-	-	-

Total expenses, net of income incentive fee waiver	44,613	44,637	40,647	34,628	32,503

Net investment income before income taxes	40,510	32,469	35,778	33,987	27,726
Income tax provision (benefit)	862	500	720	220	425

Net investment income	39,648	31,969	35,058	33,767	27,301
Net realized gains (losses)	(968)	(1,171)	(10,269)	17,904	(13,835)
Net change in unrealized appreciation (depreciation)	(6,578)	18,188	25,718	(5,426)	29,009
Income tax (provision) benefit from realized gains on investments	(577)	(121)	(758)	(2,204)	(205)
Realized losses on extinguishment of debt	(299)	(399)	(297)	(90)	—

Net increase in net assets resulting from operations	$31,226	$48,466	$49,452	$43,951	$42,270

Per share data:
Net asset value (at end of period)	$16.81	$16.85	$16.47	$16.05	$15.76
Net investment income	$1.62	$1.31	$1.43	$1.44	$1.45
Net gain (loss) on investments	$(0.33)	$0.69	$0.60	$0.44	$0.82
Realized losses on extinguishment of debt	$(0.01)	$(0.02)	$(0.01)	$(0.01)	$—
Net increase in net assets resulting from operations	$1.28	$1.98	$2.02	$1.87	$2.27
Dividends	$1.33	$1.60	$1.60	$1.60	$1.60

Other data:
Weighted average annual yield on debt investments (1)	12.2%	12.0%	12.6%	13.0%	13.1%
Number of portfolio companies at year end	69	64	63	63	57
Expense ratios (as percentage of average net assets (2)):
Operating expenses	6.4%	6.8%	7.0%	6.6%	7.8%
Interest expense	5.0%	4.2%	3.2%	2.6%	3.7%
Total return based on market value (3)	1.0%	37.6%	(15.8%)	3.2%	23.8%
Total return based on net asset value (4)	7.6%	12.0%	12.6%	11.9%	15.0%

(1)

Weighted average yields are computed using the effective interest rates for debt investments at cost as of the period end date, including accretion of original issue discount and loan origination fees, but excluding investments on non-accrual status, if any. The weighted average yield of our debt investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of all of our and our subsidiaries’ fees and expenses.

(2)	Average net assets is calculated as the average of the net asset balances as of each quarter end during the fiscal year and the prior year end.
(3)

Total return based on market value equals the change in the market value of our common stock per share during the period divided by the market value per share at the beginning of the period, and assumes reinvestment of dividends at prices obtained by our dividend reinvestment plan during the period. The return does not reflect any sales load that may be paid by an investor.

(4)

Total return based on net asset value per share equals the change in net asset value per share during the period, plus dividends paid per share during the period, less other non-operating changes during the period, and divided by beginning net asset value per share for the period. Non-operating changes include any items that affect net asset value per share other than increase from investment operations, such as the effects of share issuances and repurchases and other miscellaneous items.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information included under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of our most recent Annual Report on Form 10-K is incorporated herein by reference.

SENIOR SECURITIES

Information about our senior securities as of the fiscal years ended December 31, 2020 to 2011 is located in the notes to our consolidated financial statements under the caption “Note 6. Debt” in our most recent Annual Report on Form 10-K, and is incorporated by reference into the registration statement of which this prospectus is a part. The report of our independent registered public accounting firm on the senior securities table as of December 31, 2020 is included in our most recent Annual Report on Form 10-K, filed on February 25, 2021, and is incorporated by reference into the registration statement of which this prospectus is a part.

THE COMPANY

The information in the sections entitled “Business” in Part I, Item 1 and “Properties” in Part I, Item 2 of our most recent Annual Report on Form 10-K and in the section entitled “Legal Proceedings” in Part I, Item 3 in our most recent Annual Report on Form 10-K is incorporated herein by reference.

PORTFOLIO COMPANIES

The tables, which set forth certain information as of December 31, 2020 regarding each portfolio company in which we had a debt or equity investment, as well as a brief description of each portfolio company in which we have made an investment that represents greater than 5.0% of our total assets as of December 31, 2020, are included in our most recent Annual Report on Form 10-K, which is incorporated by reference herein. The general terms of our expected investments are described in “Part I, Item 1 — Business — Investments” in our most recent Annual Report on Form 10-K. Other than these investments, our only formal relationships with our portfolio companies will be the managerial assistance we may provide upon request and the board observer or participation rights we may receive in connection with our investment.

PORTFOLIO MANAGEMENT

The information in the sections entitled “Investment Committee,” “Senior Origination Professionals” and “Portfolio Management” in our most recent Definitive Proxy Statement on Schedule 14A is incorporated herein by reference.

MANAGEMENT

The information in the section entitled “Directors, Executive Officers and Corporate Governance” in Part III, Item 10 of our most recent Annual Report on Form 10-K is incorporated herein by reference.

MANAGEMENT AND OTHER AGREEMENTS

The information in the section entitled “Business—Management and Other Agreements” in Part I, Item 1 of our most recent Annual Report on Form 10-K and in the notes to our consolidated financial statements under the caption “Note 5. Related Party Transactions” in our most recent Annual Report on Form 10-K is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The information in the section entitled “Certain Relationships and Related Transactions, and Director Independence” in Part III, Item 13 of our most recent Annual Report on Form 10-K is incorporated herein by reference.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The information in the section entitled “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in Part III, Item 12 of our most recent Annual Report on Form 10-K is incorporated herein by reference.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

On June 4, 2020, our stockholders approved our ability to sell or otherwise issue shares of our common stock at a discount from net asset value per share for a period of one year ending on the earlier of June 4, 2021 or the date of our 2021 Annual Meeting of Stockholders. We expect to present to our stockholders a similar proposal at our 2021 Annual meeting of Stockholders. In order to sell shares pursuant to this authorization, a majority of our directors who have no financial interest in the sale or issuance and a majority of our independent directors must (a) find that the sale or issuance is in our best interests and in the best interests of our stockholders, and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold or otherwise issued is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount. It should be noted that the maximum number of shares issuable below net asset value pursuant to this authority that could result in such dilution is limited to 25% of the Company’s then outstanding common stock immediately prior to each such sale. Any offering of common stock below net asset value per share will be designed to raise capital for investment in accordance with our investment objective.

In making a determination that an offering below net asset value per share is in our and our stockholders’ best interests, our board of directors considers a variety of factors, including:

•	The effect that an offering below net asset value per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined net asset value per share;

•	The relationship of recent market prices of our common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares of our common stock in the offering;

•	The anticipated rate of return on and quality, type and availability of investments; and

•	The leverage available to us.

Sales or other issuances by us of our common stock at a discount from the net asset value per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than the net asset value per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares of our common stock in the offering or a relatively large amount of shares of our common stock in the offering; and

•	new investors who become stockholders by purchasing shares of our common stock in the offering.

The tables below provide hypothetical examples of the impact that an offering at a price less than net asset value per share may have on the net asset value per share of stockholders and investors who do and do not participate in such an offering. However, the tables below do not show, nor are they intended to show, any potential changes in market price that may occur from an offering at a price less than net asset value per share and it is not possible to predict any potential market price change that may occur from such an offering.

Impact on Existing Stockholders Who Do Not Participate in an Offering of Our Common Stock

Our existing stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risk of an immediate decrease (often called dilution) in the net asset value of the shares they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5.0% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5.0% discount from net asset value), (2) an offering of 100,000 shares (10.0% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10.0% discount from net asset value) and (3) an offering of 200,000 shares (20.0% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20.0% discount from net asset value). The acronym “NAV” stands for “net asset value.”

		Example 1 5.0% Offering At 5.0% Discount		Example 2 10.0% Offering At 10.0% Discount		Example 3 20.0% Offering At 20.0% Discount
Period	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Increase (Decrease) to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%
(Dilution) Accretion to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,667	(3.33)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total (Dilution) Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(238)	—	$(909)	—	$(3,333)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share)	$10.00	$10.00	—	$10.00	—	$10.00	—
(Dilution) Accretion per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—
Percentage (Dilution) Accretion to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	(0.91)%	—	(3.33)%

Impact on Existing Stockholders Who Do Participate in an Offering of Our Common Stock

Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution on their existing shares but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and the level of discounts increases.

The following table illustrates the level of dilution and accretion in the hypothetical 20.0% discount offering from the prior table (Example 3) for a stockholder that acquires shares equal to (1) 50.0% of its proportionate share of the offering (i.e., 1,000 shares, which is 0.5% of an offering of 200,000 shares) rather than its 1.0% proportionate share and (2) 150% of such percentage (i.e. 3,000 shares, which is 1.5% of an offering of 200,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a table for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

		50.0% Participation		150.0% Participation
Period	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Increase (Decrease) to NAV
Total Shares Outstanding	1,000,000	1,200,000	20.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
(Dilution) Accretion to Stockholder
Shares Held by Stockholder A	10,000	11,000	10.00%	13,000	30.00
Percentage Held by Stockholder A	1.0%	0.92%	(8.33)%	1.08%	8.33%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$106,333	6.33%	$125,667	25.67%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$100,000	$108,421	—	$125,263	—
Total (Dilution) Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(2,088)	—	$404	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.67	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share)	$10.00	$9.86	—	$9.64	—
(Dilution) Accretion per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage (Dilution) Accretion to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(1.93)%	—	0.32%

Impact on New Investors of Our Common Stock

Investors who are not currently stockholders and who participate in an offering of our common stock below net asset value but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the net asset value of their shares of common stock and their net asset value per share compared to the price they pay for their shares of common stock. Investors who are not currently stockholders and who participate in an offering below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the net asset value of their shares of common stock and their net asset value per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5.0%, 10.0% and 20.0% discounted offerings as described in the first table above. The illustration is for a new investor who purchases the same percentage (1.0%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a table for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

		Example 1 5.0% Offering At 5.0% Discount		Example 2 10.0% Offering At 10.0% Discount		Example 3 20.0% Offering At 20.0% Discount
Period	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
(Decrease) Increase to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%
(Dilution) Accretion to Stockholder
Shares Held by Investor A	—	500	—	1,000	—	2,000	—
Percentage Held by Investor A	—%	0.05%	—%	0.09%	—%	0.17%	—%
Total Asset Values
Total NAV Held by Investor A	$—	$4,988	—%	$9,909	—%	$19,333	—%
Total Investment by Investor A (At Price to Public)	$—	$5,000	—	$9,474	—	$16,842	—
Total (Dilution) Accretion to Investor A (Total NAV Less Total Investment)	—	$(12)	—	$435	—	$2,491	—
Per Share Amounts
NAV per Share Held by Investor A	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Investor A	$—	$10.00	—	$9.47	—	$8.42	—
(Dilution) Accretion per Share Held by Investor A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.25	—
Percentage (Dilution) Accretion to Investor A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	4.60%	—	14.79%

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than three days prior to the payment date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than three days prior to the payment date, the plan administrator will, instead of crediting shares to and/or carrying shares in the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, so long as our shares are trading at or above net asset value. If our shares are trading below net asset value, we intend to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the valuation date fixed for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com or by filling out the transaction request form located at bottom of their statement and sending it to American Stock Transfer & Trust Company, LLC, Post Office Box 922, Wall Street Station, New York, New York 10269-0560 or by calling the plan administrator’s Interactive Voice Response System at 1-877-573-4005.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail or phone at the address and phone number noted above.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash adjustment for any fractional shares in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan, and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to us or to investors in such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction. This summary assumes that investors hold shares of our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, U.S. Department of Treasury regulations, (“Treasury Regulations”), and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and do not intend to seek any ruling from the Internal Revenue Service, or the IRS, regarding any offer and sale of our securities under this prospectus. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of our discussion, a “U.S. stockholder” means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

For purposes of our discussion, a “Non-U.S. stockholder” means a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership (including an entity treated as a partnership for U.S. federal income tax purposes).

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner or member of the partnership will generally depend upon the status of the partner and the activities of the partnership. Each partner in a partnership that is considering acquiring shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation in Connection with Holding Securities other than our Common Stock

We intend to describe in any prospectus supplement related to the offering of preferred stock, subscription rights, debt securities, or warrants to purchase our common stock, preferred stock or debt securities, the U.S. federal income tax considerations applicable to such securities as will be sold by us pursuant to that prospectus supplement, including the taxation of any debt securities that will be sold at an original issue discount, and the tax treatment of sales, exchanges or retirements of our debt securities.

Election to be Taxed as a RIC

We have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not be subject to corporate-level U.S. federal income taxes on any income that we timely distribute to our stockholders. To maintain our tax status as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to maintain our tax treatment as a RIC, we must distribute to our stockholders, for each taxable year, at least 90.0% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss, or the Annual Distribution Requirement. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4.0% nondeductible U.S. federal excise tax on such income. In such case, we must distribute any such carryover taxable income through a distribution declared prior to filing the final tax return for the year in which we generated such taxable income. Even if we maintain our status as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes.

Taxation as a RIC

Provided that we maintain our status as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (which is defined as net long-term capital gain in excess of net short-term capital loss) that we timely distribute to stockholders as dividends. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4.0% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98.0% of our investment company taxable income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year (or, if we so elect, for that calendar year) and (3) any income and net capital gains that we recognized in preceding years, but were not distributed during such years, and on which we paid no U.S. federal income tax.

In order to maintain our status as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC or be registered as a management investment company under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90.0% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or foreign currencies, other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly traded partnership” (as defined in Subchapter M of the Code), or the 90% Income Test; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50.0% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5.0% of the value of our assets or more than 10.0% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and

•

no more than 25.0% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (i) of one issuer (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of one or more “qualified publicly traded partnerships,” or the Diversification Tests.

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include our allocable share of the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than, a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the Diversification Tests.

In order to meet the 90% Income Test, we have established several special purpose corporations, and in the future may establish additional such corporations, to hold assets from which we do not anticipate earning dividends, interest or other qualifying income under the 90% Income Test (the “Taxable Subsidiaries”). Any investments held through the Taxable Subsidiaries are generally subject to U.S. federal income and other taxes, and therefore we can expect to achieve a reduced after-tax yield on such investments.

We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt instruments that are treated under applicable tax rules as having OID or debt instruments with PIK interest, we must include in income each year a portion of the OID that accrues over the life of the instrument and PIK interest, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute OID or other income required to be included in taxable income prior to our receipt of cash.

Because any OID or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any restructuring may also result in our recognition of a substantial amount of non-qualifying income for purposes of the 90% Income Test, such as cancellation of indebtedness income in connection with the work-out of a leveraged investment (which, while not free from doubt, may be treated as non-qualifying income) or the receipt of other non-qualifying income.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Investments by us in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes, and therefore, our yield on any such securities may be reduced by such non-U.S. taxes. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and to avoid corporate-level U.S. federal income tax and the 4.0% U.S. federal excise tax. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Qualifying Assets” and “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to satisfy the Annual Distribution Requirement and to avoid corporate-level U.S. federal income tax and the 4.0% U.S. federal excise tax may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid corporate-level U.S. federal income tax or the 4.0% U.S. federal excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, unless certain cure provisions apply, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of such income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to our stockholders. See “— Failure To Qualify as a RIC” below.

As a RIC, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years. U.S. federal income tax law generally permits a RIC to carry forward (i) the excess of its net short-term capital loss over its net long-term capital gain for a given year as a short-term capital loss arising on the first day of the following year and (ii) the excess of its net long-term capital loss over its net short-term capital gain for a given year as a long- term capital loss arising on the first day of the following year. However, future transactions in which we may engage could cause our ability to use any capital loss carryforwards, and unrealized losses once realized, to be limited under Section 382 of the Code.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

As described above, to the extent that we invest in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the Diversification Tests will depend on whether or not the partnership is a “qualified publicly traded partnership” (as defined in Subchapter M of the Code). If the partnership is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the Diversification Tests. If the partnership, however, is not treated as a “qualified publicly traded partnership,” then the consequences of an investment in the partnership will depend upon the amount and type of income and assets of the partnership allocable to us. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect our qualification as a RIC. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent our disqualification as a RIC.

We may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, to comply with the tax rules applicable to RICs under Subchapter M of the Code.

We may make distributions that are payable in cash or shares of our stock at the election of each stockholder. In accordance with Treasury regulations and published guidance issued by the Internal Revenue Service, a publicly offered RIC may treat distributions of its own stock as counting towards its RIC distribution requirements if each stockholder may elect to receive his, her, or its entire distribution in either cash or stock of the RIC. The Internal Revenue Procedure has published guidance indicating that this rule will apply where the aggregate amount of cash available to be distributed to all stockholders is not less than 20% (which has been temporarily reduced to 10% for distributions declared on or after April 1, 2020, and on or before December 31, 2020) of the aggregate declared distribution. Under the published guidance, if too many stockholders elect to receive their distributions in cash, the cash available for distribution must be allocated among the stockholders electing to receive cash (with the balance of the distribution paid in stock). If we decide to make any distributions that are payable in part in shares of our stock, U.S. stockholders receiving such distributions will be required to include the full amount of the distribution (whether received in cash, shares of our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits. As a result, a U.S. stockholder may be required to pay tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. federal tax with respect to such distributions, including in respect of all or a portion of such distributions that are payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on such distributions, it may put downward pressure on the trading price of shares of our stock.

We may decide to retain some or all of our long-term capital gains in excess of the amount required to satisfy the Annual Distribution Requirement, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount on behalf of the stockholders. Each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Since non-U.S. stockholders generally would not have U.S. tax liability with respect to the deemed capital gain distribution, they would not be entitled to credit the tax paid by us for U.S. tax purposes. Whether non-U.S. stockholders could claim a credit with respect to their non-U.S. tax liability will depend on the foreign tax credit rules of the country in which they are a resident. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

Failure To Obtain RIC Tax Treatment

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level U.S. federal taxes or to dispose of certain assets).

If we were unable to maintain our tax treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would distributions be compulsory. Distributions would generally be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits (in the case of noncorporate U.S. stockholders, at a maximum U.S. federal income tax rate applicable to qualified dividend income of 20.0%). Subject to certain limitations under Subchapter M of the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

If we fail to qualify as a RIC for two or more taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.

Taxation of U.S. Stockholders

Whether an investment in shares of our common stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of our common stock by taxable U.S. stockholders. Prospective investors should consult their own tax advisors before making an investment in our common stock.

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gain. Distributions of our “investment company taxable income” (which is, generally, our ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to noncorporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for taxation at rates applicable to “qualifying dividends” (at a maximum tax rate of 20.0%) provided that we properly report such distribution as “qualified dividend income” in a written statement furnished to our stockholders and certain holding period and other requirements are satisfied. In this regard, it is not anticipated that a significant portion of distributions paid by us will be attributable to qualifying dividends; therefore, our distributions generally will not qualify for the preferential rates applicable to qualified dividend income. Distributions of our net capital gain (which is generally our net long-term capital gain in excess of net short-term capital loss) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gain (at a maximum rate of 20.0% in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. stockholder.

In order to satisfy the Annual Distribution Requirement we intend to distribute any long-term capital gain at least annually; however, we may in the future decide to retain some or all of our long-term capital gain, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gain at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution, and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. The ability to otherwise deduct capital loss may be subject to other limitations under the Code.

In general, noncorporate U.S. stockholders, including individuals, trusts and estates, are subject to U.S. federal income tax (at a maximum rate of 20.0%) on their net capital gain, or the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35.0% rate also applied to ordinary income. Noncorporate stockholders with net capital loss for a year (which we define as capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital loss of a noncorporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital loss for a year, but may carry forward such losses for five years.

Certain U.S. stockholders who are individuals, estates or trusts generally will be subject to a 3.8% Medicare tax on, among other things, dividends on, and capital gain from the sale or other disposition of shares, of our common stock.

A “publicly offered” RIC is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered RIC for any period, a noncorporate stockholder’s pro rata portion of our affected expenses, including our management fees, will be treated as an additional distribution to the stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. For noncorporate stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a nonpublicly offered RIC, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible only to individuals to the extent they exceed 2.0% of such a stockholder’s adjusted gross income, and are not deductible for AMT purposes. Because we anticipate that shares of our common stock will continue to be regularly traded on an established securities market, we believe that we will continue to qualify as a publicly offered RIC.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a written statement detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal income tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the current 20.0% maximum rate). Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold U.S. federal income tax, or backup withholding, from all taxable distributions to any noncorporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding tax is not an additional tax, and any amount withheld may be refunded or credited against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

Under applicable Treasury Regulations, if a stockholder recognizes a loss with respect to shares of our stock of $2 million or more for an individual, S corporation, trust, or a partnership with at least one noncorporate partner or $10 million or more for a stockholder that is either a corporation or a partnership with only corporate partners in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on IRS Form 8886 (or successor form). Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders that are not “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder, generally will be subject to withholding of U.S. federal income tax at a rate of 30.0% (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits, unless an applicable exception applies.

Properly reported dividends received by a Non-U.S. stockholder generally are exempt from U.S. federal withholding tax when they (a) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10.0% stockholder, reduced by expenses that are allocable to such income), or (b) paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). We may report all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold tax even if we properly report the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of our net capital gain to a Non-U.S. stockholder, and gain realized by a Non-U.S. stockholder upon the sale of our common stock, that are not effectively connected with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, withholding of U.S. federal income tax at a rate of 30.0% on the capital gain of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30.0% U.S. federal withholding tax.

If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

Distributions of our “investment company taxable income” and net capital gain (including deemed distributions) to Non-U.S. stockholders, and gain realized by Non-U.S. stockholders upon the sale of our common stock that is “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder (or if an income tax treaty applies, attributable to a “permanent establishment” in the United States), will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Non-U.S. stockholders may also be subject to an additional branch profits tax at a rate of 30.0% imposed by the Code (or lower rate provided by an applicable treaty). In the case of a non-corporate Non-U.S. stockholder, we may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the Non-U.S. stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a Non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in our shares.

A Non-U.S. stockholder who is a nonresident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN, IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Foreign Account Tax Compliance Act

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While existing Treasury Regulations would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their shares, Non-U.S. stockholder could be subject to this 30% withholding tax with respect to distributions on their common stock and potentially proceeds from the sale of their common stock. Under certain circumstances, a non-U.S. stockholder might be eligible for refunds or credits of such taxes.

Possible Legislative or Other Actions Affecting Tax Considerations

Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in our stock may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process any by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal tax laws and interpretations thereof could adversely affect the tax consequences of an investment in our stock. See Risk Related to Our Business and Structure – Recent tax legislation could have a negative effect on the Company.

The discussion set forth herein does not constitute tax advice, and potential investors should consult their own tax advisors concerning the tax considerations relevant to their particular situation.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, of which 24,437,400 were outstanding as of February 23, 2021. Our common stock trades on the Nasdaq Global Select Market under the ticker symbol “FDUS.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plan. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Long-Term Debt

The SBA debentures issued by the Funds have fixed interest rates that approximate prevailing 10-year Treasury Note rates plus a spread and have a maturity of ten years with interest payable semi-annually. The principal amount of the SBA debentures is not required to be paid before maturity but may be pre-paid at any time. As of December 31, 2020, Fund II and Fund III had $133.5 million and $13.5 million of outstanding SBA debentures, respectively. Subject to SBA regulatory requirements and approval, Fund III may access up to $161.5 million of additional SBA debentures under the SBIC debenture program.

Credit Facility

In June 16, 2014, we entered into a senior secured revolving credit agreement (the “Credit Facility”) with ING Capital, LLC, as the administrative agent, collateral agent, and lender. The Credit Facility is secured by certain portfolio investments held by the Company, but portfolio investments held by the Funds are not collateral for the Credit Facility. On April 24, 2019, the Company entered into an Amended & Restated Senior Secured Revolving Credit Agreement (the “Amended Credit Agreement”) among the Company, as borrower, the lenders party thereto, and ING Capital LLC, as administrative agent. The Amended Credit Agreement amends, restates, and replaces the Credit Facility. On June 26, 2020, the Company amended the Amended Credit Agreement, however the material terms were unchanged. Among other revisions, the amendment to the Amended Credit Agreement modifies certain covenants therein, including to amend the minimum consolidated interest coverage ratio to be 2.25 to 1.00 for the four quarter period ending on June 30, 2020, 2.00 to 1.00 for the four quarter periods ending on each of September 30, 2020 and December 31, 2020, and 1.75 to 1.00 for each four quarter period ending at the end of each quarter thereafter.

Under the Amended Credit Agreement, (i) revolving commitments by lenders were increased from $90.0 million to $100.0 million, with an accordion feature that allows for an increase in total commitments up to $250.0 million, subject to satisfaction of certain conditions at the time of any such future increase, (ii) the maturity date of the Credit Facility was extended from June 16, 2019 to April 24, 2023, and (iii) borrowings under the credit facility bear interest, at our election, at a rate per annum equal to (a) 3.00% (or 2.75% if certain conditions are satisfied, including if (x) no equity interests are included in the borrowing base, (y) the contribution to the borrowing base of eligible portfolio investments that are performing first lien bank loans is greater than or equal to 35%, and (z) the contribution to the borrowing base of eligible portfolio investments that are performing first lien bank loans, performing last out loans, or performing second lien loans is greater than or equal to 60%) plus the one, two, three or six month LIBOR rate, as applicable, or (b) 2.00% (or 1.75% if the above conditions are satisfied) plus the highest of (A) a prime rate, (B) the Federal Funds rate plus 0.5%, (C) three month LIBOR plus 1.0%, and (D) zero. The Company pays a commitment fee that varies depending on the size of the unused portion of the Credit Facility: 3.00% per annum on the unused portion of the credit facility at or below 35% of the commitments and 0.50% per annum on any remaining unused portion of the Credit Facility between the total commitments and the 35% minimum utilization. The Amended Credit Agreement also modifies certain covenants in the credit facility, including to provide for a minimum asset coverage ratio of 2.00 to 1. The Credit Facility is secured by a first priority security interest in all of our assets, excluding the assets of our SBIC subsidiaries.

Amounts available to borrow under the Credit Facility are subject to a minimum borrowing/collateral base that applies an advance rate to certain investments held by the Company, excluding investments held by the Funds. The Company is subject to limitations with respect to the investments securing the Credit Facility, including, but not limited to, restrictions on sector concentrations, loan size, payment frequency and status and collateral interests, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow.

The Company has made customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. These covenants are subject to important limitations and exceptions that are described in the documents governing the Credit Facility. As of December 31, 2020, the Company was in compliance in all material respect with the terms of the Credit Facility.

Outstanding Securities

The following table shows our outstanding classes of securities as of December 31, 2020:

(a) Title of Class	(b) Amount Authorized		(c) Amount Held by us or for Our Account	(d) Amount Outstanding Exclusive of Amounts Shown Under (c)
Common Stock	100,000,000		—	24,437,400
SBA Debentures	$325.0 million	(1)	—	$147.0 million
Credit Facility	$100.0 million		—	$—
Notes	$307.3 million			$307.3 million

(1)	For more information regarding our limitations as to SBA debenture issuances, see “Regulation — Small Business Administration Regulations” in our most recent Annual Report on Form 10-K.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.

We have purchased directors’ and officers’ insurance policies covering our directors and officers and us for any acts and omissions committed, attempted or allegedly committed by any director or officer during the policy period. The policy is subject to customary exclusions.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes expire in 2021, 2022 and 2023, respectively, and in each case, those directors will serve until their successors are elected and qualify. Directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present is required to elect a director. Pursuant to our bylaws our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than eight. Except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of the board of directors or (c) by a stockholder who was a stockholder of record both at the time of giving notice and at the time of the annual meeting and who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of the board of directors or (c) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who was a stockholder of record both at the time of giving notice and at the time of the special meeting and who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of (a) precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and (b) discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by the chairman of our board of directors, our President or our board of directors. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the special meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80.0% of the votes entitled to be cast on the matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (a) our current directors, (b) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (c) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors or the successor continuing directors, who are on the board of directors at the time of the nomination or election, as applicable.

Our charter and bylaws provide that the board of directors has the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act. The SEC staff has issued informal guidance setting forth its position that, if a closed-end investment company opts in to and triggers the Control Share Act, it would not violate Section 18(i) of the 1940 Act if the determination do so by the board of directors of the closed-end investment company was taken with reasonable care on a basis consistent with other applicable duties and laws, including those to the fund and its stockholders generally.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10.0% or more of the voting power of the corporation’s outstanding voting stock; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10.0% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80.0% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution, subject to the provisions of the 1940 Act, that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our board of directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series. Thus, our board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement relating to such preferred stock.

If we issue preferred stock, it will pay dividends to the holders of the preferred stock at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a prospectus supplement accompanying each preferred share offering.

Subject to the election described below, the 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock, together with all other senior securities, must not exceed an amount equal to 50.0% of our total assets less liabilities not represented by indebtedness, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. Further, the 1940 Act requires that any distributions we make on preferred stock be cumulative. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. Notwithstanding the foregoing, we are currently allowed to borrow amounts such that our asset coverage, as calculated pursuant to the 1940 Act, equals at least 150% after such borrowing (i.e., we are able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us).

For any series of preferred stock that we may issue, our board of directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•

the rate and time at which, and the preferences and conditions under which, any distributions will be paid on shares of such series, as well as whether such distributions are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

The preferred stock may be either fixed rate preferred stock or variable rate preferred stock, which is sometimes referred to as “auction rate” preferred stock. All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative distributions, if any, thereon will be cumulative. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash distributions at an annual rate that will be fixed or will vary for the successive distribution periods for each series. In general, the distribution periods for fixed rate preferred stock can range from quarterly to weekly and are subject to extension. The distribution rate to be variable and determined for each distribution period.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear the expenses of such subscription rights offerings, regardless of whether our common stockholders exercise any subscription rights.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the title of such subscription rights;

•	the exercise price or a formula for the determination of the exercise price for such subscription rights;

•	the number or a formula for the determination of the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights would commence, and the date on which such rights shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock or other securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void. We have not previously completed such an offering of subscription rights.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock or other securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

Dilutive Effects

Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in the Company upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.

This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached, or incorporated by reference, as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default (as defined in “Events of Default” below);

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	whether the debt securities are secured and the terms of any security interest;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

Under the provisions of the 1940 Act, we, as a BDC, pursuant to the approval of our board of directors, are permitted to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 150% after each issuance of debt, but giving effect to any exemptive relief granted to us by the SEC. For a discussion of the legislation that took effect that allows us to incur additional leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Legislation that took effect in 2018 would allow us to incur additional leverage” in Part 1, Item 1A of our most recent Annual Report on Form 10-K.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

Except as described under “— Events of Default” and “— Merger or Consolidation” below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants, as applicable, that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio, and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book- entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;

•	whether it imposes fees or charges;

•	how it would handle a request for the holders’ consent, if ever required;

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “— Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•

an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

•

an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “— Issuance of Securities in Registered Form” above;

•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

•

an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

•

the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

•

an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

•

DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds; your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and

•

financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor and are not responsible for the actions of any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “— Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of, or any premium on, a debt security of the series within five days of its due date;

•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;

•

we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the debt securities of the series);

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days;

•

the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100% on the last business day of each of twenty-four consecutive calendar months, after giving effect to any exemptive relief granted to the Company by the SEC; or

•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of the debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default with respect to the relevant debt securities has occurred and remains uncured;

•

the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer the trustee indemnity, security or both reasonably satisfactory to it against the cost, expenses, and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

•

the holders of a majority in principal amount of the outstanding debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than a default:

•	in the payment of principal or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or convey or transfer our assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•

the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;

•	reduce any amounts due on a debt security;

•

reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

•	adversely affect any right of repayment at the holder’s option;

•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•

for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•

for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “— Indenture Provisions — Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, we must do the following:

•

we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

•

we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments;

•

no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•	satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

•

we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments;

•

no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•	satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “— Indenture Provisions — Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;

•	without interest coupons; and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution received by the trustee in respect of such subordinated debt securities or by the holders of any of such subordinated debt securities must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, of the Company will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles, or similar facilities.

In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

We intend to use a nationally recognized financial institution to serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•

in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in our best interests and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25.0% of our outstanding voting securities. Our stockholders voted to allow us to issue warrants at our 2012 Annual Meeting of Stockholders.

REGULATION

The information in the section entitled “Business — Regulation” in Part I, Item 1 of our most recent Annual Report on Form 10-K is incorporated herein by reference.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, together or separately, up to $300,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, warrants and debt securities, in one or more underwritten public offerings, at-the-market offerings to or through a market maker or into an existing trading market for our securities, on an exchange or otherwise, negotiated transactions, block trades, best efforts or a combination of these methods. The holders of our common stock will indirectly bear any fees and expenses in connection with any such offering.

We may sell our securities through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of our securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of our securities, including: the purchase price and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which our securities may be listed. Only underwriters or agents named in the prospectus supplement will be underwriters or agents of securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit. Any offering of securities by us that requires the consent of the majority of our common stockholders, must occur, if at all, within one year after receiving such consent. The price at which our securities may be distributed may represent a discount from prevailing market prices. As an investor in our securities, you will indirectly bear the expenses incurred in connection with all of the distribution activities described herein.

On June 4, 2020, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 4, 2021 or the date of our 2021 Annual Meeting of Stockholders. We expect to present to our stockholders a similar proposal at our 2021 Annual Meeting of Stockholders. The maximum number of shares issuable below net asset value pursuant to the authority granted by our stockholders that could result in such dilution is limited to 25.0% of the Company’s then outstanding common stock immediately prior to each such sale. We do not intend to issue shares of our common stock below net asset value unless our board of directors determines that it would be in our stockholders’ best interests to do so.

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 10% of the gross proceeds of the sale of our securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of our securities, either through exercise of the option to purchase additional shares from us or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when our securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of our securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the Nasdaq Global Select Market may engage in passive market making transactions in our common stock on the Nasdaq Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of our common stock at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell our securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of our securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the Nasdaq Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by U.S. Bank National Association pursuant to a custody agreement. The principal business address of U.S. Bank National Association is Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110, telephone: (617) 603-6538. American Stock Transfer & Trust Company, LLC will serve as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 6201 15th Avenue, Brooklyn, New York 11219, telephone: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our board of directors, our investment advisor will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment advisor does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. Our investment advisor generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, our investment advisor may select a broker based upon brokerage or research services provided to our investment advisor and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment advisor determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters will be passed upon for us by Eversheds Sutherland (US) LLP. Eversheds Sutherland (US) LLP also represents our investment advisor. Certain legal matters in connection with any offering pursuant to this prospectus will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have selected RSM US LLP as our independent registered public accounting firm located at 30 South Wacker Drive, Suite 3300, Chicago, Illinois 60606. The consolidated financial statements of Fidus Investment Corporation as of and for the years ended December 31, 2020, December 31, 2019, December 31, 2018, December 31, 2017 and December 31, 2016 have been audited by RSM US LLP.

The consolidated financial statements and the Senior Securities table incorporated by reference under the heading “Senior Securities” for Fidus Investment Corporation and subsidiaries have been incorporated by reference herein and in the registration statement in reliance upon the reports of RSM US LLP, our independent registered public accounting firm, incorporated by reference herein, upon the authority of said firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus. We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. We maintain a website at http://www.fdus.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. You may also obtain such information by contacting us in writing at 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at http://www.sec.gov. Information contained on our website is not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider that information to be part of this prospectus or any supplements to this prospectus.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. Pursuant to the SBCAA, we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document. Any reports filed by us with the SEC subsequent to the date of this prospectus and before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.

We incorporate by reference into this prospectus our filings listed below and any future filings that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the date of this prospectus until all of the securities offered by this prospectus and any accompanying prospectus supplement have been sold or we otherwise terminate the offering of these securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement. Information that we file with the SEC subsequent to the date of this prospectus will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement and information previously filed with the SEC.

This prospectus and any accompanying prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the SEC on February 25, 2021;

•

Our Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 18, 2020 (to the extent incorporated by reference into Part III of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019); and

•

The description of our common stock contained in Exhibit 4.12 of our Annual Report on Form 10-K for the year ended December 31, 2020, which updated the description thereof in our Registration Statement on Form 8-A (File No. 001-35207), as filed with the SEC on October 16, 2019, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

To obtain copies of these filings, see “Available Information,” or you may request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing or calling the following address and telephone number:

Fidus Investment Corporation

1603 Orrington Avenue

Suite 1005, Evanston, Illinois 60201

(847) 859-3940

You should rely only on the information incorporated by reference or provided in this prospectus or any prospectus supplement. We have not authorized anyone to provide you with different or additional information, and you should not rely on such information if you receive it. We are not making an offer of or soliciting an offer to buy, any securities in any state or other jurisdiction where such offer or sale is not permitted. You should not assume that the information in this prospectus or in the documents incorporated by reference is accurate as of any date other than the date on the front of this prospectus or those documents.

$300,000,000

Common Stock

Preferred Stock

Subscription Rights

Debt Securities

Warrants

PROSPECTUS

, 2021

FIDUS INVESTMENT CORPORATION

PART C

Other Information

Item 25. Financial Statements and Exhibits

(1) Financial Statements

The audited consolidated financial statements of Fidus Investment Corporation as of December 31, 2020 and December 31, 2019 and for each of the three years in the period ended December 31, 2020 have been incorporated by reference in this registration statement in “Part A—Information Required in a Prospectus” in reliance on the report of RSM US LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

(2) Exhibits

(a)(1)	Articles of Amendment and Restatement of the Registrant (Filed as Exhibit (a)(1) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-172550) filed with the Securities and Exchange Commission on April 29, 2011 and incorporated herein by reference).

(b)(1)	Bylaws of the Registrant (Filed as Exhibit (b)(1) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-172550) filed with the Securities and Exchange Commission on April 29, 2011 and incorporated herein by reference).

(c)	Not applicable.

(d)(1)	Form of Stock Certificate of the Registrant (Filed as Exhibit (d) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-172550) filed with the Securities and Exchange Commission on April 29, 2011 and incorporated herein by reference).

(d)(2)	Form of Indenture (Filed as Exhibit (d)(5) to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-202531) filed with the Securities and Exchange Commission on April 29, 2016 and incorporated herein by reference).

(d)(3)	Statement of Eligibility of Trustee on Form T-1.*

(d)(9)	First Supplemental Indenture dated as of February 2, 2018, between Fidus Investment Corporation and U.S. Bank National Association, as trustee, including the form of global note attached thereto (Filed as Exhibit (d)(9) to the Registrant’s post-effective Amendment No. 9 to the Registration Statement on Form N-2 (File No. 333-202531) filed with the Securities and Exchange Commission on February 2, 2018 and incorporated herein by reference).

(d)(10)	Form of 5.875% Notes due 2023 (Incorporated by reference to Exhibit (d)(9) hereto and Exhibit A therein).

(d)(11)	Second Supplemental Indenture dated as of February 5, 2019, between Fidus Investment Corporation and U.S. Bank National Association, as trustee, including the form of global note attached thereto (Filed as Exhibit (d)(11) to the Registrant’s post-effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-223350) filed with the Securities and Exchange Commission on May 1, 2018 and incorporated herein by reference).

(d)(12)	Form of 6.00% Notes due 2024 (Incorporated by reference to Exhibit (d)(11) hereto and Exhibit A therein).

(d)(13)	Third Supplemental Indenture dated as of October 16, 2019, between Fidus Investment Corporation and U.S. Bank National Association, as trustee (Filed as Exhibit 4.2 to the Registrant’s current report on Form 8-K filed with the U.S. Securities and Exchange Commission on October 16, 2019 and incorporated herein by reference).

(d)(14)	Form of 5.375% Notes due 2024 (Incorporated by reference to Exhibit (d)(13) hereto and Exhibit A therein).

(d)(15)	Fourth Supplemental Indenture dated as of December 23, 2020, between Fidus Investment Corporation and U.S. Bank National Association, as trustee (Filed as Exhibit 4.1 to the Registrant’s current report on Form 8-K filed with the U.S. Securities and Exchange Commission on December 23, 2020 and incorporated herein by reference).

(d)(16)	Form of 4.75% Notes due 2026 (Incorporated by reference to Exhibit (d)(15) hereto and Exhibit A therein)

(e)	Dividend Reinvestment Plan (Filed as Exhibit (e) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-182785) filed with the Securities and Exchange Commission on August 27, 2012 and incorporated herein by reference).

(f)(1)	Debentures Guaranteed by the SBA (Filed as Exhibit (f)(1) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File No. 333-172550) filed with the Securities and Exchange Commission on May 26, 2011 and incorporated herein by reference).

(f)(2)	Agreement to Furnish Certain Instruments (Filed as Exhibit (f)(2) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File No. 333-172550) filed with the Securities and Exchange Commission on May 26, 2011 and incorporated herein by reference).

(g)(1)	Investment Advisory and Management Agreement between Registrant and Fidus Investment Advisors, LLC (Filed as Exhibit (g) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-172550) filed with the Securities and Exchange Commission on April 29, 2011 and incorporated herein by reference).

(g)(2)	First Amendment to Investment Advisory and Management Agreement between Registrant and Fidus Investment Advisors, LLC (Filed as Exhibit 10.7 to the Registrant’s annual report on Form 10-K (File No. 333-172550), filed with the Securities and Exchange Commission on March 6, 2014 and incorporated herein by reference).

(h)(1)	Form of Underwriting Agreement for Equity (Filed as Exhibit (h) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-172550) filed with the Securities and Exchange Commission on April 29, 2011 and incorporated herein by reference).

(h)(2)	Underwriting Agreement dated January 30, 2018 by and among Fidus Investment Corporation, Fidus Investment Advisors, LLC and the Underwriters named therein (Filed as Exhibit (h)(6) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-2 (File No. 333-202531) filed with the Securities and Exchange Commission on February 2, 2018 and incorporated herein by reference).

(h)(3)	Underwriting Agreement dated February 5, 2019 by and among Fidus Investment Corporation, Fidus Investment Advisors, LLC and the Underwriters named therein (Filed as Exhibit (h)(4) to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-223350) filed with the Securities and Exchange Commission on February 8, 2019 and incorporated herein by reference).

(h)(4)	Underwriting Agreement dated October 10, 2019 by and among Fidus Investment Corporation, Fidus Investment Advisors, LLC and the Underwriters named therein (Filed as Exhibit 1.1 to the Registrant’s current report on Form 8-K (File No. 814-00861) filed with the Securities and Exchange Commission on October 16, 2019 and incorporated herein by reference).

(i)	Not applicable.

(j)	Custody Agreement (Filed as Exhibit (j) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File No. 333-172550) filed with the Securities and Exchange Commission on May 26, 2011 and incorporated herein by reference).

(k)(1)	Administration Agreement between Registrant and Fidus Investment Advisors, LLC (Filed as Exhibit (k)(1) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-172550) filed with the Securities and Exchange Commission on April 29, 2011 and incorporated herein by reference).

(k)(2)	Trademark License Agreement between Registrant and Fidus Partners, LLC (Filed as Exhibit (k)(2) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File No. 333-172550) filed with the Securities and Exchange Commission on May 26, 2011 and incorporated herein by reference).

(k)(3)	Form of Indemnification Agreement by and between Registrant and each of its directors (Filed as Exhibit (k)(3) to Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File No. 333-172550) filed with the Securities and Exchange Commission on June 10, 2011 and incorporated herein by reference).

(k)(4)	Senior Secured Revolving Credit Agreement, dated June 16, 2014, by and among the Registrant, the lenders party thereto and ING Capital LLC as Administrative Agent (Filed as Exhibit 10.1 to the Registrant’s current report on Form 8-K (File No. 814-00861) filed with the Securities and Exchange Commission on June 20, 2014 and incorporated herein by reference).

(k)(5)	Amendment No. 1, dated December 19, 2014, to the Senior Secured Revolving Credit Agreement dated June 16, 2014, by and among the Registrant, the lenders party thereto and ING Capital LLC as Administrative Agent filed as exhibit 10.1 to the Registrant’s current report on Form 8-K filed with the Securities and Exchange Commission on December 22, 2014 and incorporated herein by reference.

(k)(6)	Amendment No. 2, dated December 29, 2017, to the Senior Secured Revolving Credit Agreement dated June 16, 2014, by and among the Registrant, the lenders party thereto and ING Capital LLC as Administrative Agent filed as exhibit 10.1 to the Registrant’s current report on Form 8-K filed with the U.S. Securities and Exchange Commission on January 2, 2018 and incorporated herein by reference.

(k)(7)	Incremental Commitment Agreement to Senior Secured Revolving Credit Agreement, dated June 5, 2018 by and among the Registrant, the subsidiary guarantors party thereto and ING Capital LLC as Administrative Agent and increasing lender (Filed as exhibit 10.1 to the Registrant’s current report on Form 8-K filed with the U.S. Securities and Exchange Commission on June 5, 2018 and incorporated herein by reference).

(k)(8)	Amendment No. 3 and Incremental Commitment Agreement to Senior Secured Revolving Credit Agreement, dated October 19, 2018, to the Senior Secured Revolving Credit Agreement dated June 16, 2014, by and among the Registrant, the lenders party thereto, TIAA, FSB, as increasing lender and a lender and ING Capital LLC as Administrative Agent and a lender (Filed as exhibit 10.1 to the Registrant’s current report on Form 8-K filed with the U.S. Securities and Exchange Commission on October 19, 2018 and incorporated herein by reference).

(k)(9)	Amended & Restated Senior Secured Revolving Credit Agreement, dated as of April 24, 2019, by and among the Company, as borrower, the lenders party thereto, and ING Capital LLC, as administrative agent (Filed as Exhibit 10.1 to the Registrant’s current report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 24, 2019 and incorporated herein by reference).

(k)(10)	Amended and Restated Guarantee, Pledge and Security Agreement, dated as of April 24, 2019, by and among the Company, as borrower, the subsidiary guarantors party thereto, ING Capital LLC, as revolving administrative agent, and ING Capital LLC, as collateral agent (Filed as Exhibit 10.2 to the Registrant’s current report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 24, 2019 and incorporated herein by reference).

(k)(11)	Amendment No. 1, dated June 26, 2020, to the Amended & Restated Senior Secured Revolving Credit Agreement dated April 24, 2019, by and among the Company, as borrower, the subsidiary guarantors party thereto, ING Capital LLC, as administrative agent, and the lenders party thereto (Filed as Exhibit 10.1 to the Registrant’s current report on Form 8-K filed with the U.S. Securities and Exchange Commission on June 29, 2020 and incorporated herein by reference).

(l)(1)	Opinion and Consent of Eversheds Sutherland (US) LLP.*

(m)	Not applicable.

(n)(1)	Consent of RSM US LLP.(1)

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Joint Code of Ethics of Registrant, Fidus Mezzanine Capital, L.P. and Fidus Investment Advisors, LLC (Filed as Exhibit (r)(1) to the Registrant’s Registration Statement on Form N-2 (File No. 333-182785) filed with the Securities and Exchange Commission on July 20, 2012 and incorporated herein by reference).

(r)(2)	Code of Ethics of Fidus Investment Advisors, LLC (Filed as Exhibit (r)(2) to the Registrant’s Registration Statement on Form N-2 (File No. 333-182785) filed with the Securities and Exchange Commission on July 20, 2012 and incorporated herein by reference).

99.1	Form of Preliminary Prospectus Supplement for Notes offering (Filed as Exhibit 99.1 to the Registrant’s Pre-effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-202531) filed with the Securities and Exchange Commission on April 16, 2015 and incorporated herein by reference).

(1)	Filed herewith.
*	To be provided by amendment.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this registration statement is incorporated herein by reference and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

Item 27. Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	$28,066
FINRA filing fee	39,088
Nasdaq Global Select Market listing fees	149,500	(1)
Printing expenses	25,000	(1)
Legal fees and expenses	50,000	(1)
Accounting fees and expenses	50,000	(1)
Miscellaneous	165,000	(1)

Total	$506,654	(1)

(1)	These amounts are estimates.

All of the expenses set forth above shall be borne by the Company.

Item 28. Persons Controlled by or Under Common Control

The following is a list of our wholly-owned subsidiaries and the jurisdiction in which each subsidiary was organized:

Name	Jurisdiction
BBRSS Blocker Corp.	Delaware
FCDS Corp.	Delaware
FCMH Equity Corp.	Delaware
Fidus Capital GP, LLC.	Delaware
Fidus Investment GP, LLC	Delaware
Fidus Mezzanine Capital, L.P.	Delaware
Fidus Mezzanine Capital II, L.P.	Delaware
Fidus Mezzanine Capital III, L.P.	Delaware
Fidus Investment Holdings, Inc.	Delaware

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of our common stock as of February 23, 2021.

Title of Class	Number of Record Holders
Common Stock, $0.001 par value	20

Item 30. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity.

Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity. Our bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of our board of directors and provided that certain conditions described in our bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have obtained primary and excess insurance policies insuring our directors and officers against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on our behalf, may also pay amounts for which we have granted indemnification to our directors or officers.

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Fidus Investment Advisors, LLC and its and its affiliates’ officers, directors, members, managers, stockholders and employees are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Fidus Investment Advisors, LLC’s services under the Investment Advisory Agreement.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Fidus Investment Advisors, LLC and its and its affiliates’ officers, directors, members, managers, stockholders and employees are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Fidus Investment Advisors, LLC’s services under the Administration Agreement or otherwise as our administrator.

Insofar as indemnification for liability arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of ours in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor.

A description of any other business, profession, vocation or employment of a substantial nature in which Fidus Investment Advisors, LLC, and each managing director, director or executive officer of Fidus Investment Advisors, LLC, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this registration statement in the section entitled “The Company,” “Management” and “Management and Other Agreements.” Additional information regarding the Fidus Investment Advisors, LLC and its officers and directors is set forth in its Form ADV, as filed with the SEC (File No. 801-72285), and is incorporated herein by reference.

Item 32. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	Fidus Investment Corporation, 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201;

(2)	the Transfer Agent, American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219;

(3)	the Custodian, U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, Massachusetts 02110; and

(4)	Fidus Investment Advisors, LLC, 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201.

Item 33. Management Services.

Not Applicable.

Item 34. Undertakings.

1.	Not applicable.

2.	Not applicable.

3.	The Registrant hereby undertakes:

a. to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b), if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs a(1), a(2) and a(3) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

b. that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c. to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d. that, for the purpose of determining liability under the Securities Act to any purchaser:

(1) if the Registrant is relying on Rule 430B:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e. that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424, under the Securities Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4. Not applicable.

5. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in Evanston, Illinois, on the 25th day of February, 2021.

FIDUS INVESTMENT CORPORATION

By:	/s/ Edward H. Ross
	Name:	Edward H. Ross
	Title:	Chairman and Chief Executive Officer

KNOW ALL PERSONS BY THESE PRESENT, that each person whose signature appears below hereby constitutes and appoints Edward H. Ross as true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments to this Registration Statement (including post-effective amendments, or any abbreviated registration statement and any amendments thereto filed pursuant to Rule 462(b) and otherwise), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC granting unto said attorney-in-fact and agent the full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as to all intents and purposes as either of them might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act, this Registration Statement on Form N-2 has been signed by the following persons, in the capacities and on the dates indicated below. The document may be executed by the signatories hereto on any number of counterparts, all of which constituted one and the same instrument.

Signature	Title	Date

/s/ EDWARD H. ROSS	Chairman and Chief Executive Officer (Principal Executive Officer)	February 25, 2021
Edward H. Ross

/s/ THOMAS C. LAUER	President and Director	February 25, 2021
Thomas C. Lauer

/s/ SHELBY E. SHERARD	Chief Financial Officer (Principal Financial and Accounting Officer)	February 25, 2021
Shelby E. Sherard

/s/ RAYMOND L. ANSTISS	Director	February 25, 2021
Raymond L. Anstiss

/s/ CHARLES D. HYMAN	Director	February 25, 2021
Charles D. Hyman

/s/ EDWARD X. TUNE	Director	February 25, 2021
Edward X. Tune